American Century ETF Trust Summary Prospectus and Prospectus Supplement American Century Diversified Corporate Bond ETF
Supplement dated May 25, 2019 Summary Prospectus and Prospectus dated January 1, 2019

The following replaces the Portfolio Managers section on page 3 of the summary prospectus and page 4 of the prospectus.
Portfolio Managers
Charles Tan, Senior Vice President and Co-Chief Investment Officer, Global Fixed Income, has served on teams managing fixed-income investments since joining the advisor in 2018.
Jeffrey L. Houston, CFA, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 1990.
Gavin Fleischman, Vice President and Portfolio Manager, has served on teams managing fixed-income investments for American Century since joining the advisor in 2008.
Le Tran, Portfolio Manager, has served on teams managing fixed-income investments for American Century since joining the advisor in 2004.

The following replaces The Fund Management Team section on page 8 of the prospectus.
The Fund Management Team
The advisor uses teams of portfolio managers and analysts, organized by broad investment categories such as money markets, corporate bonds, government bonds and municipal bonds, in its management of fixed-income funds. Designated portfolio managers serve on the firm’s Global Macro Strategy Team, which is responsible for periodically adjusting the fund’s strategic investment parameters based on economic and market conditions. The fund’s portfolio managers are responsible for security selection and portfolio construction for the fund within these strategic parameters, as well as compliance with stated investment objectives and cash flow monitoring. Other members of the investment team provide research and analytical support but generally do not make day-to-day investment decisions for the fund.
The individuals listed below are jointly and primarily responsible for the day-to-day management of the fund described in this prospectus.
Charles Tan (Global Macro Strategy Team Representative)
Mr. Tan, Senior Vice President and Co-Chief Investment Officer, Global Fixed Income, has served on teams managing fixed-income investments for American Century since joining the advisor in 2018. Prior to joining American Century, Mr. Tan worked at Aberdeen Standard Investments as head of North American fixed income from 2015 to 2018 and head of U.S. credit and as a senior portfolio manager from 2005 to 2015. He has a bachelor’s degree in economics from University of International Business and Economics, Beijing and an MBA from Bucknell University.
Jeffrey L. Houston
Mr. Houston, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century since joining the advisor in 1990. He has a bachelor’s degree in history and political science from the University of Delaware and a master’s degree of public administration from Syracuse University. He is a CFA charterholder.
Gavin Fleischman
Mr. Fleischman, Vice President and Portfolio Manager, has served on teams managing fixed-income investments for American Century since joining the advisor in 2008 as a corporate analyst. He was promoted to portfolio manager in 2015. He has a bachelor’s degree in history from Lafayette College and an MBA in finance from Fordham University.
Le Tran
Mr. Tran, Portfolio Manager, has served on teams managing fixed-income investments for American Century since joining the advisor in 2004.  He has a bachelor’s degree in business administration from San Francisco State University.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

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